UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 1, 2017
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VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)
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Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
8214 Westchester Drive, Suite 400
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01 Completion of Acquisition or Disposition of Assets
On December 1, 2017, Veritex Holdings, Inc. (“Veritex”) completed its acquisition of Liberty Bancshares, Inc., a Texas corporation (“Liberty”), pursuant to the terms of the Agreement and Plan of Reorganization, dated August 1, 2017 (the “Agreement”), by and among Veritex, Freedom Merger Sub, Inc., a Texas corporation and wholly-owned subsidiary of Veritex (“Merger Sub”), and Liberty. At the effective time (the “Effective Time”), Merger Sub merged with and into Liberty, with Liberty surviving the merger as a wholly-owned subsidiary of Veritex. Following the Effective Time, Liberty merged into Veritex, with Veritex surviving the merger and thereafter, Liberty Bank, Liberty’s wholly-owned bank subsidiary, merged with and into Veritex’s wholly-owned bank subsidiary, Veritex Community Bank, with Veritex Community Bank surviving the merger.
Pursuant to the Agreement, at the Effective Time, each outstanding share of Liberty common stock was converted into the right to receive (i) 0.71486 shares of common stock, par value $0.01 per share, of Veritex, and (ii) $11.66 in cash. In the aggregate, Veritex issued approximately 1,450,000 shares of its common stock and paid approximately $25.0 million in cash to former holders of Liberty common stock and options to purchase shares of Liberty common stock.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On December 1, 2017, Veritex issued a press release announcing the completion of its acquisition of Liberty. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
As provided in General Instructions B.2 to Form 8-K, the information furnished in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Reorganization, dated August 1, 2017, by and between Veritex Holdings, Inc., Freedom Merger Sub, Inc., and Liberty Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to Veritex Holdings, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 1, 2017).

99.1	Press Release, dated December 1, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer

Date: December 1, 2017

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